UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    240.14a-11(c) or 240.14a-12

                         CCBT FINANCIAL COMPANIES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         CCBT FINANCIAL COMPANIES, INC.
                               495 Station Avenue
                       South Yarmouth, Massachusetts 02664
                                 (508) 394-1300

                                 March 24, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of CCBT Financial Companies, Inc. (the "Company") to be held on Thursday, April 24, 2003, at the CAPE COD BANK and TRUST COMPANY, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts, at 11 a.m., local time.

The Annual Meeting has been called for the following purposes:

1.  To elect two Directors of the Company for a three-year term.

2.  To elect a Clerk.

3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     The  Board  of  Directors  of  the  Company  unanimously   recommends  that
stockholders vote FOR approval and adoption of Proposals One and Two.

     On behalf of the management and directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

--------------------------------------------------------------------------------
DIRECTIONS TO THE MEETING: Take Rte. 6 (Mid-Cape Highway) to exit 8 (Station Avenue/Union Street). Proceed south on Station Avenue about 100 yards to the traffic light at Workshop Road. Turn right on Workshop Road and right again into the parking lot on the south side of the Bank's Customer Service Center. Coffee and pastries will be served beginning at 10:30 a.m.
--------------------------------------------------------------------------------


                                   Sincerely,

                                   /s/ Stephen B. Lawson
                                   -------------------------------------
                                   STEPHEN B. LAWSON
                                   President and Chief Executive Officer


REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                         CCBT FINANCIAL COMPANIES, INC.
                               495 Station Avenue
                       South Yarmouth, Massachusetts 02664
                                 (508) 394-1300
                            ------------------------
                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 24, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CCBT Financial Companies, Inc. (the "Company"), will be held on Thursday, April 24, 2003, at the CAPE COD BANK and TRUST COMPANY, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts at 11 a.m., local time (together with all adjournments and postponements thereof, the "Annual Meeting") for the following purposes:

     1. To elect two Directors of the Company for a three-year term.

     2. To elect a Clerk.

     3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on March 4, 2003, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

     The above matters are described in detail in the accompanying Proxy Statement.

                                            By Order of the Board of Directors,

                                            /s/ John S. Burnett
                                            ------------------------------------
                                                JOHN S. BURNETT
                                                Clerk

South Yarmouth, Massachusetts
March 24, 2003

Whether or not you plan to attend the annual meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the annual meeting and desire to withdraw your proxy and vote in person, you may do so.

================================================================================
If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with these forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote these shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.
================================================================================

If you receive multiple Proxy or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been "householded" to cut down on duplication. If you want more copies of the Proxy Statement or Annual Report, please write or call John S. Burnett, Clerk, CCBT Financial Companies, Inc., P. O. Box 1180, South Yarmouth, MA 02664-0180 (508.394.1300).

                         CCBT FINANCIAL COMPANIES, INC.
                               495 Station Avenue
                       South Yarmouth, Massachusetts 02664
                                 (508) 394-1300
                               -------------------

                                 PROXY STATEMENT



                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

     CCBT Financial Companies, Inc. (the "Company") is a bank holding company principally conducting business through Cape Cod Bank and Trust Company, N.A. (the "Bank").


1. Annual Meeting

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Bank's Customer Service Center, South Yarmouth, Massachusetts, at 11 a.m. local time on Thursday, April 24, 2003, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.


     At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:


     1. To elect two Directors of the Company for a three-year term.

     2. To elect a Clerk.

     3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

2. Mailing and Record Date

     The Company began mailing this Proxy Statement and enclosed proxy card on or about March 24, 2003, to all stockholders entitled to vote at the Annual
Meeting. The Board of Directors of the Company fixed the close of business on March 4, 2003, as the Record Date. Only the holders of shares of Company common stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the Record Date, 8,544,048 shares of Company's common stock were outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Company common stock entitled to vote is required to constitute a quorum at the Annual Meeting.

3. Proxies, Voting and Revocations


     Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for the approval and adoption of the proposals to be considered at the Annual Meeting.


     The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.


     A holder of record of Company common stock may revoke a proxy by filing an instrument of revocation with John S. Burnett, Clerk of the Company, 31 Workshop Road, P.O. Box 1180, South Yarmouth, Massachusetts 02664-0180. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.


     The presence in person or by proxy of the holders of a majority of the total number of issued and outstanding shares of common stock entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, a plurality of the shares of common stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director and Clerk. Each share of the Company's common stock entitles the stockholder to one vote.


     In accordance with applicable state law, abstentions, votes withheld for director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and therefore will have no effect on the outcome of Proposals One or Two.


Solicitation and Other Expenses

     The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone, or electronic communication. Such directors, officers, and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The terms of William R. Enlow and Stephen B. Lawson as Directors of the Company expire in 2003. At the Annual Meeting, two persons will be elected Directors of the Company to serve for a three-year term until the 2006 Annual Meeting of the Stockholders, and until their successors are elected and qualified. The Nominating Committee of the Board of Directors of the Company has nominated William R. Enlow and Stephen B. Lawson for reelection as Directors of the Company for 3-year terms.


     Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.


     The Board of Directors recommends that stockholders vote "FOR" the reelection of each of the nominees proposed by management for Directors named herein.


                                  PROPOSAL TWO
                                ELECTION OF CLERK

     The By-laws of the Company provide that the Clerk shall be elected at the Annual Meeting of Stockholders. Management proposes that John S. Burnett be reelected as Clerk of the Company.


     Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy "FOR" the election of John S. Burnett as Clerk of the Company.


         The Board of Directors recommends that stockholders vote "FOR" the reelection of John S. Burnett as Clerk of the Company.

                                    DIRECTORS

     The following table sets forth, as of February 24, 2003, information supplied by each person who is currently a Director and/or a nominee for election as a Director of the Company with respect to such person's age, principal occupation for the past five years and the year in which the person began serving as a Director of the Company (or the Bank, prior to the reorganization into the holding company structure).


          NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A 3-YEAR TERM

NAME                        AGE      DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                        ---      --------------                  --------------------

William R. Enlow            55            2000         Partner, law firm of Sorling, Northrup, Hanna, Cullen and
                                                       Cochran, Ltd. (1988 - Present); Former Director Firstbank
                                                       Illinois Corp, Marine Corporation (multi-bank holding companies);
                                                       Director, Memorial Health System and Memorial Medical Center
                                                       (Springfield, Illinois); Board Member Springfield School District
                                                       186.

Stephen B. Lawson           61            1992         President, Chief Executive Officer of the Bank since 1992.
                                                       President, Chief Executive Officer of the Company since 1998.


          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2004 ANNUAL MEETING

NAME                        AGE      DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                        ---      --------------                  --------------------
John F. Aylmer              69            1982         Maritime consultant; attorney at law; Executive Director, Build
                                                       America Committee (advocacy for U. S. shipbuilding); former state senator; former president, Massachusetts Maritime Academy.

John Otis Drew              53            1982         Chairman, Board of Directors of the Bank since 1994 and of the
                                                       Company since 1998; Principal/President, John A. Drew, Realtor
                                                       (Hyannis, MA); Vice President, A. D. Makepeace Co.; President,
                                                       Parker Mills, Inc., Real Estate Holding Company; President,
                                                       Sassamon Holdings, Inc.; President, Wankinco River, Inc.;
                                                       President, Tihonet Land & Development Company, Inc.



          DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2005 ANNUAL MEETING

NAME                        AGE      DIRECTOR SINCE                  PRINCIPAL OCCUPATION
----                        ---      --------------                  --------------------

George D. Denmark           68            1974         Retired; former President, Denmark, Inc., New Bedford, MA
                                                       (Medical equipment firm).

Daniel A. Wolf              45            2001         President and Director, Hyannis Air Service, Inc., d/b/a Cape
                                                       Air/Nantucket Airlines; President and Director, Hyannis Air
                                                       Leasing, Inc.; Director of the Bank since 1999.


            THE BOARD OF DIRECTORS, ITS COMMITTEES, AND COMPENSATION


     The following is a description of the Executive, Audit, Compensation, and Nominating Committees of the Board of Directors.


Executive Committee
     The Company's Board of Directors serves as its Executive Committee. They also serve, with Barrett C. Nichols Jr., as the Executive Committee of the Bank, which met 23 times in 2002. The Executive Committees of the Company and the Bank are vested with the authority of the respective Boards of Directors in most matters between meetings of the Boards of Directors.


Audit Committee
     Except for Mr. Lawson, all members of the Board of Directors serve on the Company's Audit Committee, which met one time during fiscal year 2002. Each of the members of the Audit Committee is independent as defined in the National Association of Securities Dealers' listing standards. Mr. Aylmer chairs the Audit Committee of the Bank, which met five times in 2002. The Company's Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants.

     The Board of Directors has adopted a written charter for the Audit Committee, which was included as Exhibit A to the Proxy Statement filed in connection with the 2001 Annual Meeting of Stockholders.

                          Report of the Audit Committee
     The Company's Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2002, with the Company's management. The Audit Committee has discussed with Wolf & Company, P.C., the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 and discussed with Wolf & Company, P.C. its independence. The Committee also considered and deemed the provision during 2002 of services for internal audit assistance and miscellaneous tax matters did not compromise the independence of Wolf & Company, P.C. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002.


                              Submitted by the Audit Committee for fiscal 2002

                              JOHN F. AYLMER, GEORGE D. DENMARK, JOHN OTIS DREW, WILLIAM R. ENLOW, and DANIEL A. WOLF


Compensation Committee
     The Company's Board of Directors serves as its Compensation Committee. The Bank's Executive Committee serves as its Compensation Committee. Mr. Lawson does not act on his own compensation.

 Nominating Committee.
     The Nominating Committee of the Board of Directors consists of three independent Directors, one of whom is selected from those whose terms expire during each of the current and two following years. The Committee nominates candidates for election as Directors at each Annual Meeting of Shareholders.

Board of Directors
     The Board of Directors of the Company held eight regular and five special meetings during fiscal year 2002. The Board of Directors of the Bank held 13 meetings during fiscal year 2002. Compensation for Directors of the Company is $10,000 per quarter, with Mr. Drew, as Chairman, receiving an additional $2,500 per quarter. Directors of the Bank who are not Directors of the Company receive $7,000 per quarter. Neither the Company nor the Bank pays a separate fee to its Directors for service on Committees. All of the Directors of the Company except Mr. Enlow attended at least 75% of the aggregate of scheduled meetings of the Company's Board of Directors, meetings of the Bank's Board of Directors, and the meetings of the committees of which they are members. Mr. Enlow attended 73% of such meetings.

     At their 2001 Annual Meeting, shareholders approved the 2001 Directors' Option Plan. Under the plan, 220,000 shares of the common stock of the Company are available for options grants. On April 26, 2001, options to purchase 5,000 shares of common stock of the Company were awarded to each continuing or newly-elected director of the Company who was not employed by the Company or by the Bank (Messrs. Aylmer, Denmark, Drew, Enlow, and Wolf), and options to purchase 2,500 shares of common stock of the Company were awarded to each continuing or newly elected director of the Bank who was not also a director of the Company.

     On the date of each Annual Meeting beginning in 2002, options to purchase 4,000 and options to purchase 2,000 shares of the common stock of the Company were and will be automatically awarded to each continuing or newly elected non-employee director of the Company and the Bank, respectively.

                 OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company's common stock beneficially owned as of February 25, 2003, by beneficial owners of more than 5% of the common stock, and by the Directors and the Executive Officers of the Company.

Principal Shareholders
                                                      Amount and Nature of Beneficial Ownership

                                          Sole voting and
                                            Investment      Shared voting and                         Percent
   Beneficial Owners                         power(1)       investment power (2)         Total        of Class
   -----------------                      --------------   --------------------         -------       --------
Beneficial owners of more
than five percent of stock:
Trustees of the
Abel D. Makepeace Trust
Box 151, Wareham, MA  02571


  Zelinda M. Douhan                           6,800             578,720(3)            578,520(3)      6.92%
  Christopher Makepeace                      47,900             757,220(3)            805,120(3)      9.51%
  Thomas Otis, Jr. (4)                      207,884             578,720(3)            786,604(3)      9.29%

Directors and Executive Officers
John F. Aylmer                                6,132                  900               7,032          0.08%
Robert T. Boon                                5,450                  738               6,188          0.07%
George D. Denmark                            15,207                    0              15,207          0.18%
John Otis Drew (5)                            5,249                3,499               8,748          0.10%
William R. Enlow                              3,393                  200               3,593          0.04%
Nancy S. Hardaway                             3,250                    0               3,250          0.04%
Stephen B. Lawson                            29,625               18,461              48,086          0.57%
Robert R. Prall                              19,290                  160              19,450          0.23%
Noal D. Reid                                 11,754                  987              12,741          0.15%
Larry K. Squire                              14,828                  891              15,719          0.19%
Daniel A. Wolf                                2,662                    0               2,662          0.03%
All Directors and Executive Officers        117,840               25,836             14,3676          1.70%
as a group (12 persons)


(1) Included are shares of common stock subject to stock options exercisable as of February 15, 2003, or which will become exercisable within 60 days after that date: Mr. Aylmer, 1,250 shares; Mr. Boon, 5,250 shares; Mr. Denmark, 250 shares; Mr. Drew, 1,250 shares; Mr. Enlow 1,250 shares; Ms. Hardaway, 3,250 shares; Mr. Lawson, 25,625 shares; Mr. Prall, 16,250 shares; Mr. Reid, 11,750 shares; Mr. Squire, 12,250 shares; and Mr. Wolf, 1,250 shares.
(2) Shares shown include shares owned by their spouses, minor children, other relatives living in their homes, or in estates or trusts in which they may be deemed to have beneficial ownership but for which they disclaim such beneficial ownership. Also included are the interest shares of common stock held in the Bank's Employee Stock Ownership Plan: Mr. Lawson, 1,261 shares; Mr. Reid, 987 shares; Mr. Squire, 891 shares; Mr. Boon, 738 shares; and Mr. Prall, 160 shares.
(3)  Includes 578,720 shares held in the Abel D. Makepeace Trust.
(4)  Mr. Otis is the uncle of Mr. Drew, a Director.
(5) Mr. Drew is a beneficiary of the Abel D. Makepeace Trust but disavows any voting or investment power over shares of the Company stock held by the Trust.

                             EXECUTIVE COMPENSATION

Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

I. Summary Compensation Table

The following table sets forth information concerning the compensation for services rendered in all capacities during the three fiscal years through 2002 earned by the President and Chief Executive Officer, and the other most highly compensated executive officers of the Bank whose total compensation exceeded $100,000, as well as one executive officer who was no longer serving as an executive officer at the end of the 2002 fiscal year. Mr. Lawson is also President and Chief Executive Officer of the Company.

                                                                                              Long Term
                                                                                             Compensation
                                                          Annual Compensation                   Awards
                                                          -------------------                   ------
                                                                            Other             Securities
                                                                            Compen-           Underlying
Name and Principal Position            Year     Salary ($)     Bonus ($)    sation ($) (1)    Options (#)
---------------------------            ----     ----------     ---------    -------------    -----------
Stephen B. Lawson                      2002      $353,600      $ 35,360     $ 22,775           10,000
President/                             2001       340,000        64,600       19,181           12,500
Chief Executive Officer                2000       299,964       100,000       18,119            7,500

Robert T. Boon                         2002       147,000        33,160       22,775            5,000
Executive Vice President               2001       140,010        49,004       19,181           11,000
Personal Financial Services            2000       125,667        35,000       17,158            5,000

Nancy S. Hardaway (2)                  2002       111,955        27,345       17,171            5,000
Executive Vice President
Marketing

Robert R. Prall                        2002       146,600        23,110       22,776            5,000
Executive Vice President               2001       141,539        49,349       19,181            8,000
Business Financial Services            2000       127,121        51,000       16,138            4,000

Noal D. Reid (3)                       2002       130,000       995,172       22,775              -0-
Sr. Investment & Tax Officer           2001       125,008       826,709       19,181            9,000
                                       2000       120,744       315,536       18,119            4,000

Larry K. Squire                        2002       135,200        13,520       18,802            2,500
Executive Vice President               2001       130,000        32,500       19,181            8,000
Retail Financial Services              2000       119,574        35,492       16,159            4,000




(1) The Bank maintains a Profit Sharing Retirement Plan covering substantially all employees following two years of service. Each year, the Bank contributes an amount equal to 8% of each participant's base compensation plus and amount equal to 4.3% of base compensation over one-half the social security wage base.
(2)  Ms. Hardaway was appointed to this position October 24, 2002.
(3) Mr. Reid's bonus, as approved by the Bank's Executive Committee, is a percentage of the Bank's earnings from its leveraged portfolios managed by Mr. Reid. Mr. Reid ceased to be an Executive Officer of the Company and the Bank as of August 1, 2002.
     Executive Officers also receive group insurance benefits available generally to all employees and other personal benefits not in excess of 10% of cash compensation.

II. Stock Options Granted in Fiscal 2002

     The following table sets forth information concerning individual grants of stock options made during 2002 to each executive officer of the Company and/or the Bank listed below. The value of the options granted was calculated using the Black-Scholes pricing model. No stock appreciation rights were granted to these individuals during 2002.


                             Number of      Percentage of
                             Securities     Total Options
                             Underlying       Granted to          Exercise                          Present Value
                              Options        Employees in        Price Per        Expiration        of Options at
                             Granted(1)          2002              Share             Date           Grant Date(2)
                           --------------- ------------------- ----------------- --------------- -------------------
Stephen B. Lawson              10,000            19.6%             $26.30          12/12/2012           $56,400
Robert T. Boon                  5,000             9.8%             $26.30          12/12/2012           $28,200
Nancy S. Hardaway               5,000             9.8%             $26.30          12/12/2012           $28,200
Robert R. Prall                 5,000             9.8%             $26.30          12/12/2012           $28,200
Noal D. Reid                       -0-              N/A               N/A             N/A                   N/A
Larry K. Squire                 2,500             4.9%             $26.30          12/12/2012           $14,100


(1) One-fourth of these options become exercisable on December 12 of each year beginning in 2003 and ending in 2006.

(2) The assumptions used in determining the present value of the option grant using the Black-Scholes pricing model are as follows: expected option life of 5 years; risk-free interest rate of 3.03%; 28.61%volatility since our initial public offering; 3.07% dividend yield; exercise price of $26.30, and a closing price of common stock on the date of grant of $26.30. The actual value, if any, that the holders of these options may realize will depend on the continued employment of the holders of these options through the vesting period and the excess of the market price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by a holder will be at or near the value estimated by the Black-Scholes pricing model, which is based on assumptions as to the variables of stock price volatility, future dividend yield, interest rates and other factors.

III. Option Exercises and Year-End Value Table

     The following table sets forth information concerning the number of options exercised during 2002 by each executive officer of the Company and/or the Bank listed below, the number of exercisable options and unexercisable options they held at December 31, 2002, and the value of unexercised in-the-money options they held as of such date.

                                                          Number of Shares Underlying     Value of Unexercised In
                                Shares                     Unexercised Stock Options    the Money Stock Options as
                             Acquired on       Value             as of year-end               of year-end(1)
Name                         Exercise (#)  Realized ($)    Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------------- ------------- -------------- ----------------------------- ----------------------------

Stephen B. Lawson                -0-            -0-              24,875/25,125               $193,462/$56,551
Robert T. Boon                  5,000        55,092(2)            8,000/17,000                $39,443/$38,576
Nancy S. Hardaway                -0-            -0-               3,250/11,750                $13,060/$16,140
Robert R. Prall                  -0-            -0-              15,750/14,250               $122,407/$32,756
Noal D. Reid                     -0-            -0-               11,250/9,750                $65,444/$30,761
Larry K. Squire                  -0-            -0-              11,750/11,750                $73,187/$31,206

(1)  Based on closing price of $25.68 per share on December 31, 2002.

(2) Cashless exercise of 2,000 options at strike price of $13.375 and market price of $27.34 per share, March 13, 2002; 1,500 options at strike price of $15.0625 and market price of $25.22 per share, on May 1, 2002; and 1,500 options at strike price of $17.375 and market price of $25.3254 per share on October 28, 2002.


Change of Control Agreements

     In connection with the formation of the holding company structure, the Bank and the Company entered into amended and restated Change in Control Agreements with Messrs. Lawson, Reid, and Squire (each, a "Key Executive"), effective February 11, 1999, to include the Company as a party to such agreements and to amend the definition of change in control to conform to the definitions included in the Federal Securities Laws. On June 15, 2000, and April 1, 2001, and November 22, 2002, the bank entered into similar agreements with Robert R. Prall, Robert T. Boon, and Phillip W. Wong (also "Key Executives"), respectively.

     Under the terms of the amended and restated Change in Control Agreements, each Key Executive is entitled to receive his base salary (offset by any compensation from a new employer) for a certain period of time if, after a change of control of the Company or the Bank has occurred, the Key Executive's employment is terminated other than for cause (as defined in the Change in Control Agreement), or the Key Executive terminates his employment following:
(i) his demotion; (ii) a reduction in base salary; (iii) exclusion from any incentive program for which the Key Executive was previously eligible or in which other executives with comparable duties participate; or (iv) a change in location of the Key Executive's principal place of employment by more than 50 miles. In general, a Change in Control under the agreements occurs (i) upon a Change in Control of either the Company or the Bank as defined under the Securities Exchange Act of 1934 or (ii) under the Change in Bank Control Act;
(iii) if any person becomes the direct or indirect beneficial owner of 50% or more of any class of securities of the Company; (iv) individuals who constitute the Board of Directors of the Company on February 11, 1999, (June 15, 2000, in Mr. Prall's agreement, and April 1, 2001, in Mr. Boon's agreement, and November 22, 2002, in Mr. Wong's agreement) cease to constitute the majority thereof (with certain exceptions); (v) a merger or the sale of substantially all the assets of the Company, in which the Company is not the resulting entity; or (vi) a proxy contest by a stockholder to force a transaction in which the stock of the Company is exchanged for or converted into cash, property or securities not issued by the Company. The benefits under the Change in Control Agreements continue for a period of 24 months for Messrs. Boon, Prall, Reid, Squire, and Wong, and 36 months for Mr. Lawson. The benefits under these agreements only become payable following termination after a Change in Control (as defined in the agreements); the Change in Control Agreements do not serve as employment agreements.

Compensation Committee Report on Executive Compensation

     The Board of Directors of the Company serves as the Company's Compensation Committee. They review and approve compensation levels for the Company's executive officers and oversee and administer the Company's executive compensation programs. The Company currently pays no compensation to any of its officers because those officers are compensated as officers of the Bank.

     The Bank's Executive Committee reviews and approves compensation levels for the Bank's executive officers and oversees and administers the Bank's executive compensation programs.

     The Bank endeavors to pay competitive base salaries to its employees and subscribes to various surveys of the compensation paid for various positions by other banks of similar size in order to determine appropriate salary levels. In addition, the Bank has a Profit Incentive Plan for the payment of bonuses to reward above-average performance. Profit Incentive Plan bonuses are based on a combination of Bank financial performance compared to its peers, the attainment of departmental goals, and individual performance. The Senior Investment Officer's annual bonus, as approved by the Bank's Executive Committee, is a percentage of the Bank's earnings from its leveraged portfolios managed by him.

     The Executive Committee of the Bank's Board of Directors sets Stephen B. Lawson's salary. The Committee reviews Mr. Lawson's performance annually and adjusts his compensation based on the Bank's performance and a comparison of salaries paid to chief executive officers by other banks of similar size. Based on their review, Mr. Lawson's base salary in 2002 was set at $353,600. Under the terms of the Profit Incentive Plan described above, Mr. Lawson was also awarded a bonus of $35,360 in recognition of the performance of the Bank relative to its peers. Mr. Lawson does not vote on his own compensation.

     Salaries of the Bank's other executive officers for 2002 were determined in a similar manner.


                         Submitted by the Compensation Committee for fiscal 2002

                         JOHN F. AYLMER, GEORGE D. DENMARK, JOHN OTIS. DREW, WILLIAM R.ENLOW, STEPHEN B. LAWSON, and DANIEL A. WOLF

Compensation Committee Interlocks and Insider Participation

     Stephen B. Lawson is President and Chief Executive Officer of the Company and of the Bank. Mr. Lawson is a member of the Board of Directors of the Company, which serves as the Company's Compensation Committee, but Mr. Lawson does not act upon his own compensation.



                 RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY

     Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.


                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock (or the Bank's common stock, prior to the Reorganization), based on the market price of the Company's (or Bank's) common stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's ("S&P") 500 Stock Index and the Standard & Poor's Banks Composite Index. The calculation of total cumulative return assumes a $100 investment in the Company's (or the Bank's) common stock, the S&P 500 Stock Index and the S&P Banks Composite Index on December 31, 1997.

               [CCBT LETTERHEAD PERFORMANCE POINT PLOTTED BELOW]



    CCBT FINL COS INC

                                                      Cumulative Total Return
                                 ----------------------------------------------------------------
                                    12/97     12/98      12/99      12/00      12/01      12/02



CCBT FINANCIAL COMPANIES, INC.      100.00     93.35      82.33     105.02     135.86     152.24
S & P 500                           100.00    128.58     155.64     141.46     124.65      97.10
S & P BANKS                         100.00    106.04      91.41     108.83     108.85     107.74



            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commission (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no executive officer or director of the Company failed to timely file any such reports.


                                   ACCOUNTANTS

     The firm of Wolf & Company, P.C. served as the Company's independent public accountants for the year ended December 31, 2002. It is anticipated that representatives from Wolf & Company, P.C., will be present at the meeting and will have an opportunity to make a statement, should they desire to do so, and are expected to be available to respond to questions. The Company anticipates that Wolf & Company, P.C. will be its independent public accountants for the year ending December 31, 2003.

     Audit Fees. The aggregate fees billed or to be billed by Wolf & Company, P.C., for professional services rendered for the audit of the Company's annual financial statements for 2002 and reviews of the financial statements included in the Company's Forms 10-Q for 2002 are approximately $130,000.

          Financial Information Systems Design and Implementation Fees. Wolf & Company, P.C., performed no such services in 2002.

          All other fees: Wolf & Company, P.C., billed approximately $13,000 for internal audit assistance and miscellaneous tax matters related to 2002.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2004 Annual Meeting of Stockholders which is scheduled to be held on April 22, 2004, must be filed with the Clerk of the Company prior to November 25, 2003, if such proposals are to be included in the proxy statement for such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any such proposal should be directed to: CLERK, CCBT FINANCIAL COMPANIES, INC., 31 WORKSHOP ROAD, P.O. BOX 1180, SOUTH YARMOUTH, MA 02664-0180.


     The Company's Amended By-laws provide that any stockholder proposals (including director nominations) intended to be presented at the Company's 2004 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8 as described above, must be received in writing at the principal executive office of the Company (495 Station Avenue, P. O. Box 1180, South Yarmouth, MA 02664-0180) on or between the dates of December 26, 2003, and January 25, 2004, together with all supporting documentation required by the Company's Amended By-laws. However, if the 2004 Annual Meeting is scheduled to be held on a date more than 30 days before April 24, 2004, or more than 60 days after April 24, 2004, a stockholder's notice shall be timely filed if delivered to, or received by, the Company at its principal executive office no earlier that the close of business on the 120th day prior to the date of the scheduled meeting and not later than the close of business on the later of (a) 90 days prior to the date of the scheduled meeting or (b) the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                                  OTHER MATTERS

     At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote their shares according to their best judgment.

                                REVOCABLE PROXY
                         CCBT FINANCIAL COMPANIES, INC.

                    [X]PLEASE MARK VOTES AS IN THIS EXAMPLE

                  Proxy for the Annual Meeting of Stockholders
                          to be held on April 24, 2003
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned stockholder(s) of CCBT Financial Companies, Inc. (the "Company") hereby appoints John F. Aylmer, John O. Drew and Daniel A. Wolf, or each of them acting singly, as Proxies of the undersigned, with full power to substitute, and authorizes each of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 4, 2003, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Thursday, April 24, 2003 at the Cape Cod Bank and Trust Company, N.A., Customer Service Center, 31 Workshop Road, South Yarmouth, Massachusetts, and at any adjournments or postponements thereof. The undersigned stockholder(s) hereby revokes any proxy or proxies heretofore given.



                                   Withheld
      For All                      From All                   For All
      Nominees                     Nominees                   Except
        [ ]                          [ ]                       [ ]


1. Proposal to elect the following people as Directors of the Company: For a 3 Year Term: William R. Enlow and Stephen B. Lawson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

      For                         Against                     Abstain
      [ ]                           [ ]                         [ ]

2. Proposal to elect Mr. John S. Burnett as the Clerk of the Company.

The undersigned stockholder(s) authorizes the proxies to vote on the above matters as indicated and to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof. When properly executed this proxy will be voted as directed by the undersigned stockholder(s). UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE AND TWO AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXY HOLDERS AS TO OTHER MATTERS. A stockholder wishing to vote in accordance with the Board of Director's recommendation need only sign and date this Proxy and return it in the enclosed envelope prior to the Annual Meeting, to be held on April 24, 2003. The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.
The undersigned stockholder may revoke this proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Clerk of the Company or by attending the Annual Meeting and voting in person.



                      ------------------------------------
                                      Date

                      ------------------------------------
                             Sharholder sign above

                      ------------------------------------
                          Co-holder(if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                         CCBT FINANCIAL COMPANIES, INC.

                       PLEASE VOTE, DATE, SIGN AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------